SUPPLEMENT DATED MAY 25, 2005

TO PROSPECTUS DATED MAY 1, 2005

AS SUPPLEMENTED MAY 5, 2005

WRL XCELERATORSM

Issued through

WRL Series Life Account

By

Western Reserve Life Assurance Co. of Ohio

The following disclosure supplements the Prospectus:

On or about July 31, 2005, the Potomac Mid Cap Plus Portfolio, the Potomac OTC Plus Portfolio, the Potomac Small Cap Plus Portfolio, the Wells S&P REIT Index Portfolio, the Potomac U.S./Short Portfolio, the Potomac Dow 30 Plus Portfolio, and the Access U.S. Government Money Market Portfolio will be liquidated.

The decision to liquidate the Potomac Mid Cap Plus Portfolio, the Potomac U.S./Short Portfolio, and the Wells S&P REIT Index Portfolio was made by the Access Variable Insurance Trust (“AVIT”) Board of Trustees (“Board”) at a meeting held on April 12, 2005.

The decision to liquidate the Potomac OTC Plus Portfolio, the Potomac Small Cap Plus Portfolio, the Potomac Dow 30 Plus Portfolio, and the Access U.S. Government Money Market Portfolio was made by the AVIT Board at a meeting held May 11, 2005.

Some of the above-referenced Portfolios may not be available through your Policy.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2005 PRODUCT PROSPECTUS

AG01219A